EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Joseph Calabrese
	Chief Financial Officer	Financial Relations Board
	(972) 490-9600	(212) 827-3772

ASHFORD HOSPITALITY TRUST ANNOUNCES TAX REPORTING INFORMATION FOR 2024 PREFERRED SHARE DISTRIBUTIONS

DALLAS, January 27, 2025 -- Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today announced the tax reporting (Federal Form 1099-DIV) information for the 2024 distributions on its Series D, F, G, H, I, J and K preferred shares.
The amounts below represent the income tax treatment applicable to each distribution that is reportable in 2024. The preferred distributions that the Company paid on January 16, 2024 to stockholders of record as of December 29, 2023 are reportable in 2024. The preferred distributions that the Company paid on January 15, 2025 to stockholders of record as of December 31, 2024 will be reportable in 2025.
The income tax treatment for the 2024 distributions for Ashford Hospitality Trust, Inc. Series D Cumulative Preferred Stock CUSIP #044103406 traded on the NYSE under ticker symbol “AHTPrD” is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$2.1124000	$0.0000000	$0.0000000	$0.9383323	$1.1740677
Percent	100%	0%	0%	44.42020%	55.57980%

The income tax treatment for the 2024 distributions for Ashford Hospitality Trust, Inc. Series F Cumulative Preferred Stock CUSIP #044103604 traded on the NYSE under ticker symbol “AHTPrF” is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$1.8436000	$0.0000000	$0.0000000	$0.8189308	$1.0246692
Percent	100%	0%	0%	44.42020%	55.57980%
The income tax treatment for the 2024 distributions for Ashford Hospitality Trust, Inc. Series G Cumulative Preferred Stock CUSIP #044103703 traded on the NYSE under ticker symbol “AHTPrG” is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$1.8436000	$0.0000000	$0.0000000	$0.8189308	$1.0246692
Percent	100%	0%	0%	44.42020%	55.57980%
The income tax treatment for the 2024 distributions for Ashford Hospitality Trust, Inc. Series H Cumulative Preferred Stock CUSIP #044103802 traded on the NYSE under ticker symbol “AHTPrH” is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$1.8750000	$0.0000000	$0.0000000	$0.8328787	$1.0421213
Percent	100%	0%	0%	44.42020%	55.57980%
The income tax treatment for the 2024 distributions for Ashford Hospitality Trust, Inc. Series I Cumulative Preferred Stock CUSIP #044103885 traded on the NYSE under ticker symbol “AHTPrI” is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$1.8750000	$0.0000000	$0.0000000	$0.8328787	$1.0421213
Percent	100%	0%	0%	44.42020%	55.57980%

The income tax treatment for the 2024 distributions for Ashford Hospitality Trust, Inc. Series J Preferred Stock (CUSIPs #04410A863, 04410A798, 04410A723, 04410A657, 04410A574, 04410A517, 04410A368, and 04410A285) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$2.0000400	$0.0000000	$0.0000000	$0.8884218	$1.1116182
Percent	100%	0%	0%	44.42020%	55.57980%
Distributions Per Share reflects the annual rate per share for distributions reportable in 2024.
The income tax treatment for the 2024 distributions for Ashford Hospitality Trust, Inc. Series K Preferred Stock (CUSIP #04410D867) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$2.0792000	$0.0000000	$0.0000000	$0.9235848	$1.1556152
Percent	100%	0%	0%	44.42020%	55.57980%
The income tax treatment for the 2024 distributions for Ashford Hospitality Trust, Inc. Series K Preferred Stock (CUSIP #04410D792) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$2.0729500	$0.0000000	$0.0000000	$0.9208085	$1.1521415
Percent	100%	0%	0%	44.42020%	55.57980%
The income tax treatment for the 2024 distributions for Ashford Hospitality Trust, Inc. Series K Preferred Stock (CUSIP #04410D727) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$2.0666800	$0.0000000	$0.0000000	$0.9180234	$1.1486566
Percent	100%	0%	0%	44.42020%	55.57980%

The income tax treatment for the 2024 distributions for Ashford Hospitality Trust, Inc. Series K Preferred Stock (CUSIP #04410D651) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$2.0604100	$0.0000000	$0.0000000	$0.9152382	$1.1451718
Percent	100%	0%	0%	44.42020%	55.57980%
The income tax treatment for the 2024 distributions for Ashford Hospitality Trust, Inc. Series K Preferred Stock (CUSIP #04410D578) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$2.0541400	$0.0000000	$0.0000000	$0.9124528	$1.1416872
Percent	100%	0%	0%	44.42020%	55.57980%
The income tax treatment for the 2024 distributions for Ashford Hospitality Trust, Inc. Series K Preferred Stock (CUSIP #04410D511) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$1.8791300	$0.0000000	$0.0000000	$0.8347133	$1.0444167
Percent	100%	0%	0%	44.42020%	55.57980%
The income tax treatment for the 2024 distributions for Ashford Hospitality Trust, Inc. Series K Preferred Stock (CUSIP #04410D438) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$1.3666400	$0.0000000	$0.0000000	$0.6070642	$0.7595758
Percent	100%	0%	0%	44.42020%	55.57980%
The income tax treatment for the 2024 distributions for Ashford Hospitality Trust, Inc. Series K Preferred Stock (CUSIP #04410D362) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$0.8541500	$0.0000000	$0.0000000	$0.3794151	$0.4747349
Percent	100%	0%	0%	44.42020%	55.57980%
The income tax treatment for the 2024 distributions for Ashford Hospitality Trust, Inc. Series K Preferred Stock (CUSIP #04410D289) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$0.3416600	$0.0000000	$0.0000000	$0.1517661	$0.1898939
Percent	100%	0%	0%	44.42020%	55.57980%
Distributions Per Share reflects the annual rate per share for distributions reportable in 2024.
In accordance with IRS Code Section 6045B, the Company will post Form 8937, Report of Organizational Actions Affecting Basis of Securities, which may be found in the Corporate Actions section of the Company's website. This form provides detailed information on the return of capital amount of the preferred share distributions.
The Company encourages stockholders to consult with their own tax advisors with respect to the federal, state and local, and foreign income tax effects of these dividends.
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Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” or other similar words or expressions. Additionally, statements regarding the following subjects are forward-looking by their nature: our business and investment strategy; anticipated or expected purchases, sales or dispositions of assets; our projected operating results; completion of any pending transactions; our plan to pay off strategic financing; our ability to restructure existing property-level indebtedness; our ability to secure additional financing to enable us to operate our business; our understanding of our competition; projected capital expenditures; and the impact of technology on our operations and business. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in the Company's filings with the SEC.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We will not publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise except to the extent required by law.